Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement dated July 29, 2026

to the currently effective Class A, Class C, Institutional Class, Class P and Class R6 Shares

Guggenheim Funds Trust Summary Prospectuses dated January 31, 2026, as supplemented from time to time, for Guggenheim Limited Duration Fund (the “Fund”)

This supplement provides new and additional information beyond that contained in the Summary

Prospectuses and should be read in conjunction with the foregoing document.

Effective September 27, 2026, the Fund’s Summary Prospectuses are revised as follows:

The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the Fund’s Summary Prospectuses:

The Fund intends to pursue its investment objective by investing, under normal circumstances, primarily in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets.

Please retain this supplement for future reference.

SUPP-SUM-LD-0726x0127